April 25, 1997
SUPPLEMENT TO
PROSPECTUS DATED
MARCH 31, 1997
D. L. Babson Bond Trust

PORTFOLIO QUALITY STANDARDS
Page 8

The last paragraph in the first column on page 8 of the prospectus under the caption "Portfolio Quality Standards," should read as follows:

Each Portfolio may also invest, at the time of purchase, up to 25% of its assets in Yankee Bonds - securities of foreign-domiciled entities who register with the Securities and Exchange Commission and borrow U.S. dollars via issues underwritten by a U.S. syndicate for delivery in the United States - provided that such issues are rated at the time of purchase within the top four classifications of either Moody's Investors Service, Inc. (Aaa, Aa, A and Baa) or Standard & Poor's Corp. (AAA, AA, A and BBB).